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                                  Exhibit 10.24

                CONSULTING AGREEMENT DATED AS OF AUGUST 23, 1994
                       BY AND BETWEEN THE CORPORATION AND
                                STEPHEN DRESCHER


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                              CONSULTING AGREEMENT


     AGREEMENT, made and entered into this ____ day of ____________, between __________, having offices at __________________________________ (the
"Consultant"), and STEVEN MADDEN, LTD. having an office at 52-16 Barnett Avenue, Long Island City, NY 11104 (the "Company").

     WHEREAS, the Company desires to obtain the benefit of the services of the Consultant, and the Consultant desires to render such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual covenants herein contained, hereby agree as follows:

          1. Term: Subject to the provisions hereinafter set forth, the Company hereby retains the Consultant and the consultant hereby accepts its retention for a term commencing as of the date hereof and terminating _______________ (the "Term")

          2. Scope: During the Term, the Consultant shall consult with and render advice to the Company specifically concerning strategic planning and other related matters.



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          All final decisions with respect to areas as to which the Consultant has rendered advice to the Company are decisions of the Company and the Consultant shall have no liability or responsibility therefore. The Consultant shall render such services to the best of its ability and shall use its best efforts to promote the interests of the Company.

          3. Compensation: As compensation for the services to be rendered by Consultant during the Term, the Company agrees to sell to the Consultant ________ shares of _________ common stock of the Company for $.0001 per share. The shares of common stock have been registered on a Form S-8 registration statement which was declared effective by the Securities and Exchange Commission on _______________.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                                          By: _________________________



                                          STEVEN MADDEN, LTD.



                                          By: __________________________